EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the annual report of Synergx Systems Inc. (the "Company") on Form 10-KSB for the period ending September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel S. Tamkin, Chief Executive Officer of the Company, and I, John A. Poserina, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

            (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                                                                                 /s/Daniel S. Tamkin
                                                                                                                Daniel S. Tamkin
Chief Executive Officer
Synergx Systems Inc.
                                                          December 26, 2007

                                                                                                                                  /s/John A. Poserina
                                                                                                                John A. Poserina
Chief Financial Officer
Synergx Systems Inc.
                                                          December 26, 2007